SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2004

McRae Industries, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-8578	56-0706710

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

402 North Main Street, Mt Gilead, NC	27306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 439-6147

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 2.02 Results of Operations and Financial Condition.

On December 23, 2004, McRae Industries, Inc. (the “Company”) announced that it had completed its previously announced review of its financial statements for the fiscal year ended July 31, 2004, had amended its Annual Report on Form 10-K for the fiscal year ended July 31, 2004 previously filed with the Securities and Exchange Commission to restate its fiscal 2004 financial statements and had filed its Form 10-Q for the first quarter of fiscal 2005. As previously disclosed, the review and restatement were necessitated by the discovery of clerical errors in the calculation of inventory at the Company’s military boot unit.

The results of this review and the Company’s results from continuing operations for the first fiscal quarter of 2005 are described in a press release from the Company which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Document Description
99.1	Press Release issued on December 23, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCRAE INDUSTRIES, INC.
Date: December 23, 2004	By:	/s/ D. Gary McRae
D. Gary McRae
President and Chief Executive Officer

3

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

McRAE INDUSTRIES, INC.

Date of Event Reported:	Commission File No:
December 23, 2004	1-8578

Exhibit No.	Document Description
99.1	Press Release issued on December 23, 2004